EU-DOCS\32205615.1 To: Lloyds Bank PLC as Facility Agent under the Facility Agreement (as defined below) 30 March 2021 (as updated on 7 April 2021) £845m Revolving Facility Agreement – Amendment Letter (the “Letter”) Dear All Revolving Facility Agreement dated 13 May 2020 and made between, amongst others, Western Power Distribution (East Midlands) plc, Western Power Distribution (West Midlands) plc, Western Power Distribution (South West) plc and Western Power Distribution (South Wales) plc as the Borrowers, the Joint Co-ordinators, the Bookrunners, the Arrangers, the Original Lenders and Lloyds Bank plc as Facility Agent (each such term as defined therein) (as amended, restated and/or supplemented from time to time, the “Facility Agreement”) 1. INTRODUCTION 1.1 We refer to the Facility Agreement. Terms defined in the Facility Agreement (as amended pursuant to this Letter) shall have the same meaning when used in this Letter. 1.2 Clauses 1.2 (Construction) and 1.3 (Third Party Rights) of the Facility Agreement will be deemed to be set out in full in this Letter, but as if references in such clauses to the Facility Agreement were references to this Letter. 1.3 The purpose of this Letter is to make an amendment to Clauses 1.1 and 9.2 of the Facility Agreement, as further set out below. 1.4 This Letter is designated as a Finance Document. 2. AMENDMENT 2.1 With effect from (and including) the date of countersignature of this Letter, the below definition to be included in Clause 1.1 (Definitions): ""Acquisition" means the acquisition of the entire share capital of PPL WPD Investments Limited and its subsidiaries by National Grid Holdings One plc as announced by National Grid plc on 18 March 2021." 2.2 With effect from (and including) the date of countersignature of this Letter, Clause 9.2 of the Facility Agreement shall be deemed to be deleted in its entirety and replaced with the following wording: “9.2 Mandatory prepayment - change of control If, except in the context of a group reorganisation where each Borrower continues to be controlled directly or indirectly by PPL or, on and following the Acquisition, National Grid plc, a Borrower becomes aware of any person (whether alone or together with any associated person or persons) gaining control of that Borrower (for these purposes “associated person” means, in relation to any person, a person who is (i) “acting in concert” (as defined in the City Code on Takeovers and Mergers) with that person or (ii) a “connected” person (as defined in section 1122 of the Taxes Act) of that person and “control” means the relevant person satisfies any of the criteria set out in paragraphs (1)(a) to (c) of Section 1159 of the Companies Act 2006): 9.2.1 within five days of such date, that Borrower shall give notice of such change of control to the Facility Agent; Exhibit 10(d)

EU-DOCS\32205615.1 9.2.2 the Lenders and the relevant Borrower shall immediately enter into negotiations for a period of not more than 45 days from the date of the change of control with a view to agreeing whether the Facility shall continue to be made available and on what terms; 9.2.3 if no such agreement is reached within the said period of 45 days then: (a) any Lender may on 10 days’ notice to the Facility Agent and to the Borrower require the repayment of its share in each Loan and cancel its Commitment; or (b) the Majority Lenders may on 10 days’ notice to the Borrower require repayment in full of all outstanding Loans and cancel the Total Commitments; and 9.2.4 a Lender shall not be obliged to fund any further loans under the Facility (except for a Rollover Loan) during the negotiation period set out in sub-clause 9.2.2, and if no agreement is reached within such negotiation period, during the 10 day notice period set out in sub-clause 9.2.3.” 3. REPEATED REPRESENTATIONS 3.1 Each Borrower confirms to each Finance Party that the Repeating Representations are true in all material respects on the date on which the Facility Agent countersigns this Letter by reference to the facts and circumstances then existing on such date. 3.2 References to “this Agreement” in the Repeating Representations should be construed as references to the Agreement as amended by this Letter. 4. MISCELLANEOUS 4.1 Except as varied by the terms of this Letter, the Facility Agreement will remain in full force and effect and any reference in the amended Facility Agreement or to any provision of the Facility Agreement will be construed as a reference to the amended Facility Agreement, or that provision, as amended by this Letter. 4.2 This Letter may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Letter. 4.3 The provisions of Clauses 27.8 (Waivers and remedies cumulative), 34 (Severability), 36 (Notices) and 39 (Enforcement) of the Facility Agreement apply to this Letter as though they were set out in full in this Letter but as if references in such clauses to the Facility Agreement were references to this Letter. 4.4 This Letter and any non-contractual obligations arising out of or in connection with it are governed by English law. Please sign and return to us a counterpart of this Letter as soon as possible and, in any event, by no later than 5 p.m. (London time) on 12 April 2021 in order to indicate your agreement (on behalf of all Lenders) to its terms. Yours faithfully

[DNO RCF – Amendment Letter to the Facility Agreement] THE BORROWERS For and on behalf of WESTERN POWER DISTRIBUTION (EAST MIDLANDS) PLC By : _____________________________ Name : Julie Hunt Title : Treasurer For and on behalf of WESTERN POWER DISTRIBUTION (WEST MIDLANDS) PLC By : _____________________________ Name : Julie Hunt Title : Treasurer For and on behalf of WESTERN POWER DISTRIBUTION (SOUTH WEST) PLC By : _____________________________ Name : Julie Hunt Title : Treasurer For and on behalf of WESTERN POWER DISTRIBUTION (SOUTH WALES) PLC By : _____________________________ Name : Julie Hunt Title : Treasurer

[DNO RCF – Amendment Letter to the Facility Agreement] Acknowledged and accepted on behalf of all Lenders: THE FACILITY AGENT For and on behalf of LLOYDS BANK PLC By : _____________________________ By : _____________________________ Name : Name : Title : Title : Date : Date : JENNIFER ESPINER ASSOCIATE DIRECTOR, AGENCY 12TH APRIL 2021